SUPPLEMENT dated october 1, 2008 to the prospectus for the
First Investors Life single premium variable life (SPVL) POLICY DATED May 1, 2008

The following changes are effective October 1, 2008 and apply only to SPVL policies issued on and after October 1, 2008.

1. All references in the prospectus to the 1980 Commissioners' Standard Ordinary Mortality Table are changed to the 2001 Commissioners' Standard Ordinary Mortality Table.

2. The third sentence under the heading “Permanent Insurance Protection” on page 2 is deleted in its entirety and replaced with the following: The Policy remains in force to maturity at age 121 of the insured unless you choose to surrender your Policy or it lapses because you have taken policy loans, see Risk of Lapse from Policy Loans.

3. The second sentence under the heading “Investment Options” on page 2 is deleted in its entirety and replaced with the following: However, no more than 50% may be allocated to the Fixed Account.

4. The first sentence of the second paragraph under the heading “Access to Your Cash Value” on page 3 is deleted in its entirety and replaced with the following: The Net Surrender Value of the Policy is payable on the Maturity Date (when the insured attains age 121) if the insured is still living and the Policy is in force.

5. Footnote 1 on page 5 is deleted in its entirety and replaced with the following: The 9.0% Surrender Charge is the maximum deducted as a percentage of premiums surrendered for Insured Ages 0-20.

6. In the chart entitled “Periodic Charges Other Than Fund Operating Expenses” on page 6 under “Current Amount We Deduct” for Cost of Insurance, the Maximum is revised to state: 0.24% of Accumulation Value and the Representative insured is revised to state 0.05% of Accumulation Value. In the same chart under “Maximum Amount We Can Deduct” for Cost of Insurance, the Minimum is revised to state $0.000 per $1,000 on the net amount at risk (NAR) and the Representative insured is revised to state $0.405 per $1,000 on the NAR.

7. The third sentence of the fourth paragraph under the heading “Policy Application Process” on page 11 is deleted in its entirety and replaced with the following: If your Policy does not have a Policy loan balance, it will stay in force until maturity at age 121 of the insured unless you decide to surrender it.

8. Item 3 in the second sentence under the heading “Allocation of Premiums to Investment Options” on page 12 is deleted in its entirety and replaced with the following: 3. the allocation percentage for the Fixed Account may not exceed 50%.

9. The third sentence of the second paragraph under the heading “Transfer of Accumulation Value” on page 13 is deleted in its entirety and replaced with the following: Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Unloaned Accumulation Value to exceed 50%.

10. The fourth paragraph under the heading “Variable Death Benefit” at page 16 is deleted in its entirety and replaced with the following: The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the insured’s sex, attained age, and underwriting classification, based on the 2001 Commissioners Standard Ordinary Mortality Table for the insured’s sex and smoking status, and assuming a 4% rate of interest.

11. The chart entitled “Calculation of Variable Death Benefit at End of Policy Year” on page 18 is deleted in its entirety and replaced with the following:

Calculation of Variable Death Benefit at End of Policy Year(2)
		Year 6	Year 12
(1)	Variable Death Benefit End of Prior Month	$74,676	$ 91,683
(2)	Accumulation Value at End of Prior Month	$36,075.07	$52,022.44
(3)	Cost of Insurance Rate	.0006	.0008
(4)	Cost of Insurance (2) x (3)	$21.65	$41.62
(5)	Accumulation Value less Cost of Insurance (2) – (4)	$36,053.42	$51,980.82
(6)	Separate Account Charge (5) x .00147016	$53.00	$76.42
(7)	Net Accumulation Value (5) – (6)	$36,000.42	$51,980.82
(8)	Investment Earnings (7) X .00724582	$260.85	$376.09
(9)	Accumulation Value at End of Current Year (7) + (8)	$36,261.27	$52,280.49
(10)	Net Single Premium at End of Current Year	.484271	.568638
(11)	Variable Death Benefit at End of Year (9) / (10)	$74,879	$91,940

12. The last sentence of footnote 1 to the same chart is deleted in its entirety and replaced with the following: For example as December 31, 2007, the Select Growth Fund had “other” expenses of 0.39%, and the Cash Management Fund had “other” expenses of 0.29%.

13. The chart under the heading Subaccount Accumulation Value on page 21 of the prospectus is deleted in its entirety and replaced with the following:

(1) Accumulation Value at End of Prior Month	$36,075.07
(2) Cost of Insurance Rate	.0006
(3) Cost of Insurance (1) x (2)	$21.65
(4) Accumulation Value less Cost of Insurance (1) – (3)	$36,053.42
(5) Separate Account Charge (4) x .00147016	$53.00
(6) Net Accumulation Value (4) – (5)	$36,000.42
(7) Investment Earnings (6) X .00724582	$260.85
(8) Accumulation Value at End of Current Year (7) + (6)	$36,261.27

14. The surrender charge table on page 32 is deleted in its entirety and replaced with the following:

Number of Years from Effective Date of Premium to Date of Surrender	Insured’s Age on Date of Premium Payment
	Ages 0-20	Ages 21-30	Ages 31-70	Ages 71-80	Ages 81-85	Ages 86-95
Less than 1	9.00%	8.00%	7.00%	6.00%	5.00%	0.00%
1-2	8.00%	7.00%	6.25%	4.50%	4.00%	0.00%
2-3	7.00%	6.00%	5.75%	4.00%	3.00%	0.00%
3-4	6.00%	5.00%	5.00%	3.00%	2.00%	0.00%
4-5	5.00%	4.00%	4.00%	2.00%	1.00%	0.00%
5-6	4.00%	3.00%	3.00%	1.00%	0.00%	0.00%
6-7	3.00%	2.00%	2.00%	0.00%	0.00%	0.00%
7-8	2.00%	1.00%	1.00%	0.00%	0.00%	0.00%
8-9	1.00%	0.00%	0.00%	0.00%	0.00%	0.00%
More than 9	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

15. The second paragraph under the heading Cost of Insurance Protection on page 33 is deleted in its entirety and replaced with the following:

Our minimum and maximum current cost of insurance rates, as well as the rate for our representative insured as a percentage of the Accumulation Value are:

•	minimum: 0.00%;
•	maximum: 0.24%;
•	standard case: 0.05%.